UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, and Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On October 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: October 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005


                           Credit Suisse First Boston
                    Home Equity Mortgage Trust Series 2005-1
                        Statement to Certificateholders
                               October 25, 2005
                             *****Restatement*****

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       433,100,000.00     284,207,406.15    31,886,111.44      922,647.77    32,808,759.21     0.00       0.00      252,321,294.71
AR               100.00               0.00             0.00            0.00             0.00     0.00       0.00                0.00
ARL              100.00               0.00             0.00            0.00             0.00     0.00       0.00                0.00
M1        32,330,000.00      32,330,000.00             0.00      111,466.66       111,466.66     0.00       0.00       32,330,000.00
M2        29,900,000.00      29,900,000.00             0.00      103,570.28       103,570.28     0.00       0.00       29,900,000.00
M3        19,200,000.00      19,200,000.00             0.00       66,970.67        66,970.67     0.00       0.00       19,200,000.00
M4        20,130,000.00      20,130,000.00             0.00       88,320.38        88,320.38     0.00       0.00       20,130,000.00
M5        13,420,000.00      13,420,000.00             0.00       59,059.18        59,059.18     0.00       0.00       13,420,000.00
M6        12,510,000.00      12,510,000.00             0.00       55,909.28        55,909.28     0.00       0.00       12,510,000.00
M7        11,590,000.00      11,590,000.00             0.00       55,052.50        55,052.50     0.00       0.00       11,590,000.00
M8        10,980,000.00      10,980,000.00             0.00       52,987.65        52,987.65     0.00       0.00       10,980,000.00
M9         9,450,000.00       9,450,000.00             0.00       49,462.88        49,462.88     0.00       0.00        9,450,000.00
B1         8,850,000.00       8,850,000.00             0.00       51,625.00        51,625.00     0.00       0.00        8,850,000.00
B2         8,540,000.00       8,540,000.00             0.00       49,816.67        49,816.67     0.00       0.00        8,540,000.00
P                100.00             100.00             0.00      365,251.13       365,251.13     0.00       0.00              100.00
TOTALS   610,000,300.00     461,107,506.15    31,886,111.44    2,032,140.05    33,918,251.49     0.00       0.00      429,221,394.71

X1       610,000,000.00     474,483,228.10             0.00            0.00             0.00     0.00       0.00      443,815,824.87
X2                 0.00               0.00             0.00            0.00             0.00     0.00       0.00                0.00
XS       531,330,910.76     474,483,328.10             0.00       79,045.92        79,045.92     0.00       0.00      443,815,924.87
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       225458CP1    656.21659236    73.62297723       2.13033426      75.75331150      582.59361512         A1       4.030000 %
AR       225458CQ9      0.00000000     0.00000000       0.00000000       0.00000000        0.00000000         AR       9.670797 %
ARL      225458CR7      0.00000000     0.00000000       0.00000000       0.00000000        0.00000000         ARL      9.670797 %
M1       225458CS5  1,000.00000000     0.00000000       3.44777792       3.44777792    1,000.00000000         M1       4.280000 %
M2       225458CT3  1,000.00000000     0.00000000       3.46388896       3.46388896    1,000.00000000         M2       4.300000 %
M3       225458CU0  1,000.00000000     0.00000000       3.48805573       3.48805573    1,000.00000000         M3       4.330000 %
M4       225458CV8  1,000.00000000     0.00000000       4.38750025       4.38750025    1,000.00000000         M4       5.265000 %
M5       225458CW6  1,000.00000000     0.00000000       4.40083308       4.40083308    1,000.00000000         M5       5.281000 %
M6       225458CX4  1,000.00000000     0.00000000       4.46916707       4.46916707    1,000.00000000         M6       5.363000 %
M7       225458CY2  1,000.00000000     0.00000000       4.75000000       4.75000000    1,000.00000000         M7       5.700000 %
M8       225458CZ9  1,000.00000000     0.00000000       4.82583333       4.82583333    1,000.00000000         M8       5.791000 %
M9       225458DA3  1,000.00000000     0.00000000       5.23416720       5.23416720    1,000.00000000         M9       6.281000 %
B1       225458DB1  1,000.00000000     0.00000000       5.83333333       5.83333333    1,000.00000000         B1       7.000000 %
B2       225458DC9  1,000.00000000     0.00000000       5.83333372       5.83333372    1,000.00000000         B2       7.000000 %
P        225458DD7  1,000.00000000     0.00000000              ###              ###    1,000.00000000         P        9.670797 %
TOTALS                755.91357275    52.27228813       3.33137549      55.60366362      703.64128462

X1       225458DE5    777.84135754     0.00000000       0.00000000       0.00000000      727.56692602         X1       0.000000 %
XS       225458DG0    893.00908058     0.00000000       0.14876966       0.14876966      835.29099452         XS       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                                    29,808,187.07

                        Scheduled Principal Payments                                                                      353,825.02

                        Principal Prepayments                                                                          29,188,621.52

                        Curtailments                                                                                      159,638.63

                        Cutailment Interest Adjustments                                                                       694.83

                        Repurchase Principal                                                                                    0.00

                        Substitution Amounts                                                                                    0.00

                        Net Liquidation Proceeds                                                                           74,097.79

                        Other Principal Adjustments                                                                             0.00

                        Gross Interest                                                                                  3,954,496.11

                        Recoveries from Prior Loss Determinations                                                          31,309.28

                        Reimbursements of Non-Recoverable Advances Previously Made                                         63,245.55

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                            0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                                191

                        Balance of Loans with Respect to which Prepayment Penalties were Collected                      9,560,289.93

                        Amount of Prepayment Penalties Collected                                                          365,250.32

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                                 10,342

                        Beginning Aggregate Loan Balance                                                              474,483,328.10

                        Ending Number of Loans Outstanding                                                                     9,738

                        Ending Aggregate Loan Balance                                                                 443,815,924.87

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fee)                                                126,682.10

                        Trustee Fees                                                                                        3,954.03

Sec. 4.06(a)(vii)       Current Advances                                                                                         N/A

                        Aggregate Advances                                                                                       N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans
                                                Group 1
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                       152            6,375,158.07                   1.44 %
                                               2 Month                        80            3,341,470.79                   0.75 %
                                               3 Month                       107            5,218,875.66                   1.18 %
                                                Total                        339           14,935,504.52                   3.37 %
                                                Group Totals
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                       152            6,375,158.07                   1.44 %
                                               2 Month                        80            3,341,470.79                   0.75 %
                                               3 Month                       107            5,218,875.66                   1.18 %
                                                Total                        339           14,935,504.52                   3.37 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         70            2,300,156.65                 0.52 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         70            2,300,156.65                 0.52 %
                                               * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          8              510,840.50                 0.12 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          8              510,840.50                 0.12 %

Section 4.06(a)(xi)     REO Properties
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                     890,525.44

                        Cumulative Realized Losses - Reduced by Recoveries                                        2,618,933.84

Trigger Event           Trigger Event Occurrence (Effective March 2008)                                                     NO
                        (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                             1.81059 %
                        Sr. Enhancement Percentage x 14%                                                             6.04062 %
                                               OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                   0.42933 %
                        Cumulative Loss Limit                                                                           0.00 %
O/C Reporting           Targeted Overcollateralization Amount                                                    25,925,012.75
                        Ending Overcollateralization Amount                                                      14,594,530.16
                        Ending Overcollateralization Deficiency                                                  11,330,482.59
                        Overcollateralization Release Amount                                                              0.00
                        Monthly Excess Interest                                                                   2,077,924.37
                        Payment to Class X-1                                                                              0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
